Schedule of contract assets, net (Details) - USD ($)	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Contract Assets
Retainage included in contract assets due to being conditional on something other than solely passage of time	$ 355,344	$ 245,913	$ 123,579
Less: allowance for expected credit loss	(33,384)	(10,318)	$ (4,526)
Contract assets, net	321,960	235,595
Contract assets, current	48,451	78,303
Contract assets, non-current	$ 273,509	$ 157,292